UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 14, 2017 (November 14, 2017)

Date of Report (Date of earliest event reported)

MassRoots, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-55431	46-2612944
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1624 Market Street, Denver, CO, Suite 201	80202
(Address of principal executive offices)	(Zip Code)

(833) 467-6687
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[X]	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

As used in this Current Report, all references to the terms “we”, “us”, “our”, “MassRoots” or the “Company” refer to MassRoots, Inc., unless the context clearly requires otherwise.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes information that may constitute forward-looking statements. These forward-looking statements are based on the Company’s current beliefs, assumptions and expectations regarding future events, which in turn are based on information currently available to the Company. Such forward-looking statements include, but are not limited to, statements regarding the Company focusing its efforts to push its business to cash-flow positive as quickly as possible, third quarter financial results not reflecting MassRoots’ potential, sharing some exciting developments over the coming weeks and the Company being uniquely positioned to best serve the needs of the cannabis industry. By their nature, forward-looking statements address matters that are subject to risks and uncertainties. A variety of factors could cause actual events and results, as well as the Company’s expectations, to differ materially from those expressed in or contemplated by the forward-looking statements. These factors include, without limitation, our ability to leverage revenue streams from our installed base of users and recent acquisitions to become cash-flow positive, our ability to execute our business strategy, our ability to best serve the needs of the cannabis industry, the on-going effects of the enactment of legislation relating to the production of and the commercialization of cannabis products and the risk that additional information may become known prior to the expected filing of information or financial statements with the Securities and Exchange Commission. Other risk factors affecting the Company are discussed in detail in the Company’s filings with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by applicable securities laws.

Item 7.01

Regulation FD Disclosure.

On November 14, 2017, the Company issued a press release titled, “MassRoots Provides Shareholder Update on Key Objectives and Upcoming Events.” In addition to summarizing the filing of the Company’s Quarterly Report on Form 10-Q, the press release announced that management will be hosting a shareholder conference call on November 16, 2017 to discuss the Quarterly Report and answer questions.

A copy of the press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01

Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release titled “MassRoots Provides Shareholder Update on Key Objectives and Upcoming Events”, dated November 14, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MassRoots, Inc.

Date: November 14, 2017	By:	/s/ Scott Kveton
Scott Kveton
Chief Executive Officer